UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

HERITAGE PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

8801 South Yale Avenue, Suite 310
Tulsa, Oklahoma     74137
(Address of principal executive offices)     (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On January 27, 2004, Heritage Propane Partners, L.P. (the “Partnership”) issued a press release announcing that Citigroup Global Markets Inc. and Lehman Brothers Inc., joint book-running managing underwriters in the Partnership’s recently completed equity offering, had exercised their over-allotment option and purchased an additional 1,200,000 Common Units. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     See Exhibit Index.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE PROPANE PARTNERS, L.P.

	By: By:	U.S. Propane, L.P., General Partner U.S. Propane, L.L.C., General Partner

Date: January 27, 2004	By:	/s/ RAY C. DAVIS

Ray C. Davis Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ KELCY L. WARREN

Kelcy L. Warren Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 27, 2004